SMITH BARNEY INVESTMENT TRUST
on behalf of the
Smith Barney U.S. 5000 Index Fund
Smith Barney International Index Fund
Supplement dated July 18, 2001
to the Prospectus dated April 28, 2001

The following information supplements, and to the extent inconsistent therewith, supersedes, the information in the Prospectus:

Effective July 18, 2001, the Board of Trustees of the
Smith Barney Investment Trust approved a proposal to liquidate the Smith Barney U.S. 5000 Index Fund and the Smith Barney International Index Fund. Shares of each Fund will no longer be available for purchases effective July 18, 2001.

Shareholders of record on August 6, 2001 will be mailed a proxy statement on or about August 20, 2001 asking them to approve liquidation of the Fund. The
Funds' assets have remained relatively small since its inception, and certain cost efficiencies that were anticipated never materialized.

Clients may continue to exchange these shares for Smith Barney Shares and Citi Shares of the Smith
Barney S&P 500 Index Fund. The redemption fee for the Smith Barney U.S. 5000 Index Fund and the Smith
Barney International Index Fund has been waived effective July 18, 2001.

The investment objective of the Smith Barney S&P 500
Index Fund is to provide investment results that, before fees and expenses, correspond to the price and yield performance of the S&P 500 Index.



FD 02343